UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2015

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV 89052

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 835-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, on March 13, 2015, in New York City, Spectrum Pharmaceuticals, Inc. will be hosting its fourth quarter 2014 financial results and analyst day. The presentation will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1, and are hereby incorporated by reference.

The live webcast of the Company’s presentation will be available at http://www.sppirx.com on March 13, 2015 at 10:00 a.m. ET.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation materials from the 2014 financial results and analyst day dated March 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2015	SPECTRUM PHARMACEUTICALS, INC.

	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials from the 2014 financial results and analyst day dated March 13, 2015.